UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   --------

                                   Form 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 12, 1999

                                   --------

                           SPURLOCK INDUSTRIES, INC.

            (Exact name of Registrant as specified in its charter)

        Virginia                  000-21133                 84-1019856
       (State of          (Commission File Number)       (I.R.S. Employer
     incorporation)                                   Identification Number)

                  125 Bank Street, Waverly, Virginia 23890
            (Address of Registrant's principal executive office)


                                804-834-8980
                       (Registrant's telephone number)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     As previously reported in the Registrant's Current Report on Form 8-K, dated December 18, 1998, the Registrant entered into an Agreement and Plan of Merger, dated December 18, 1998, and amended as of January 25, 1999, with Borden Chemical, Inc. ("Borden Chemical") and SII Acquisition Company ("Acquisition") with respect to the merger (the "Merger") of Acquisition and the Registrant.

     The shareholders of the Registrant, at a meeting held on May 10, 1999, approved the Merger.

     The Merger was consummated on May 12, 1999, at which time Acquisition merged with and into the Registrant, and the Registrant became a wholly-owned subsidiary of Borden Chemical. Each share of the Registrant's no par value Common Stock outstanding immediately prior to the consummation of the Merger will be exchanged for $3.40 in cash. Please see the press release attached hereto as Exhibit 99.

     The amount of funds used in connection with the Merger consisted of $23,153,873 in cash. The funds used in connection with the Merger were obtained as a loan from Borden, Inc., the parent company of Borden Chemical.

     Effective  as  of  the  consummation  of  the  Merger,  each  director of the registrant resigned. Pursuant to the Merger Agreement, Michael Ducey and James Stevning, who were previously the directors of Acquisition, because directors of the Registrant, effective as of the consummation of the Manager.






















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ITEM 5.   OTHER EVENTS

1. Following the Merger, the Common Stock of Spurlock Industries, Inc. was removed from the NASD's over-the-counter bulletin board.

2. On May 12, 1999, in connection with the Merger, the following persons were appointed officers and directors of the Registrant:



          Name                              Office

     Michael Ducey                  President, Director

     James Stevning                 Director

     John Russ                      Vice President

     Raymond Caldwell               Vice President

     E. H.  Inbusch                 Treasurer

     Edward Bower                   Assistant Treasurer

     Lawrence Dieker                Secretary

     Ellen Berndt                   Assistant Secretary




















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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits.

Exhibit Number                                 Title

      99                                       Press Release








































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SPURLOCK INDUSTRIES, INC.


                                    By:  /s/ Lawrence Dieker
                                       --------------------------------------
                                              Secretary


Date: May 13, 1999

































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                                 Exhibit Index

Exhibit Number                                 Title

      99                                       Press Release











































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